UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2025

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(214) 689-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 1, 2025, Commercial Metals Company (the “Company”) consummated the transactions contemplated by the previously disclosed Equity Purchase Agreement (the “Purchase Agreement”), dated as of September 17, 2025, with Concrete Pipe & Precast, LLC (“CP&P”), Eagle Corporation and ECPP, LLC.

Pursuant to the terms and conditions of the Purchase Agreement, the Company acquired all of the issued and outstanding equity securities of CP&P (the “Acquisition”) for a cash purchase price of $675 million. The purchase price is subject to a further customary purchase price adjustment as described in the Purchase Agreement.

The material terms of the Purchase Agreement and a description of the Acquisition were reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2025 and are incorporated herein by reference. The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is qualified by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Annual Report on Form 10-K filed with the SEC on October 16, 2025 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 1, 2025, the Company issued a press release announcing the consummation of the Acquisition, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1†	Equity Purchase Agreement, dated September 17, 2025, by and among Commercial Metals Company, Concrete Pipe & Precast, LLC, Eagle Corporation and ECPP, LLC (filed as Exhibit 2.1 to Commercial Metals Company’s Annual Report on Form 10-K dated October 16, 2025 and incorporated herein by reference).

99.1	Press Release issued by Commercial Metals Company on December 1, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish to the SEC a copy of any omitted schedule or exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2025

COMMERCIAL METALS COMPANY

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Senior Vice President and Chief Financial Officer